Note 19 - Tax assets and Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure Of Tax Assets And Liabilties Abstract
Disclosure Of Tax Assets And Liabiltiies Explanatory

19. Tax assets and liabilities

19.1. Consolidated tax group

Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.

The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.

19.2. Years open for review by the tax authorities

At 31 December 2020, the BBVA consolidated tax group in Spain is currently under inspection for the years 2014 to 2016 inclusive for the main taxes applicable to it.

The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.

On the other hand, in relation to the main jurisdictions in which the Group is present and carries out its activity, in the case of Mexico, BBVA Bancomer S.A., is currently under inspection by the Mexican Tax Authorities for the years 2016 and 2017 corresponding to Corporate Income Tax and Value Added Tax.

In addition, in the case of Turkey, the head entity in this country, Garanti BBVA A.S., is currently under inspection by the Tax Authorities of that country for all the taxes applicable to it corresponding to the years 2017 and 2018.

In view of the varying interpretations that can be made of some applicable tax legislation, the outcome of the tax inspections of the open years that may be conducted by the tax authorities in the future may give rise to contingent tax liabilities which cannot be reasonably estimated at the present time. However, the Group considers that the possibility of these contingent liabilities becoming actual liabilities is remote and, in any case, the tax charge which might arise therefore would not materially affect the Group’s accompanying consolidated financial statements.

19.3. Reconciliation

The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the accompanying consolidated income statements is as follows:

Reconciliation of taxation at the Spanish corporation tax rate to the tax expense recorded for the year (Millions of Euros)
	2020		2019		2018
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	3.576		6.398		8.446
From continuing operations	5.248		7.046		7.565
From discontinued operations	(1.672)		(648)		881
Taxation at Spanish corporation tax rate 30%	1.073		1.920		2.534
Lower effective tax rate from foreign entities (*)	(181)		(381)		(234)
Mexico	(32)	29%	(112)	27%	(78)	28%
Chile	(2)	23%	(2)	27%	(18)	21%
Colombia	3	31%	6	32%	10	33%
Peru	(7)	28%	(12)	28%	(12)	28%
Turkey	(73)	25%	(86)	23%	(132)	20%
USA	(75)	16%	(97)	17%	(97)	20%
Others	5		(78)		93
Revenues with lower tax rate (dividends/capital gains)	(49)		(49)		(57)
Equity accounted earnings	12		18		3
Other effects (**)	661		545		(27)
Income tax	1.516		2.053		2.219
Of which: Continuing operations	1.459		1.943		2.042
Of which: Discontinued operations	57		110		177

(*) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.

(**) This amount is generated in 2020 and 2019 mainly as a result of the impact of the goodwill impairment of The United States' CGU.

The effective income tax rate for the Group in the years ended December 31, 2020, 2019 and 2018 is as follows:

Effective tax rate (Millions of Euros)
	2020	2019	2018
Income from:
Consolidated tax group in Spain	259	(718)	1.482
Other Spanish entities	7	7	33
Foreign entities	4.982	7.757	6.050
Gains (losses) before taxes from continuing operations	5.248	7.046	7.565
Tax expense or income related to profit or loss from continuing operations	1.459	1.943	2.042
Effective tax rate	27,8%	27,6%	27,0%

In the year 2020, in the main countries in which the Group has presence, there has been no changes in the nominal tax rate on corporate income tax except for Colombia, where the applicable tax rate is 36% compared to the tax rate applicable last year 33%. In the year 2019, there has been no changes in the nominal tax rate on corporate income tax, except for Colombia where the applicable tax rate has been 33% compared to the initially forecasted 37%.

19.4. Income tax recognized in equity

In addition to the income tax expense recognized in the accompanying consolidated income statements, the Group has recognized the following income tax charges for these items in the consolidated total equity:

Tax recognized in total equity (Millions of Euros)
	2020	2019	2018
Charges to total equity
Debt securities and others	(230)	(130)	(87)
Equity instruments	(43)	(40)	(56)
Subtotal	(273)	(170)	(143)
Total	(273)	(170)	(143)

19.5. Current and deferred taxes

The balance under the heading "Tax assets" in the accompanying consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	2020	2019	2018
Tax assets
Current tax assets	1.199	1.765	2.784
Deferred tax assets	15.327	15.318	15.316
Pensions	439	456	405
Financial Instruments	1.292	1.386	1.401
Loss allowances	1.683	1.636	1.375
Other	1.069	1.045	1.292
Secured tax assets	9.361	9.363	9.363
Tax losses	1.483	1.432	1.480
Total	16.526	17.083	18.100
Tax liabilities
Current tax liabilities	545	880	1.230
Deferred tax liabilities	1.809	1.928	2.046
Financial Instruments	908	1.014	1.136
Other	901	914	910
Total	2.355	2.808	3.276

The most significant variations of the deferred assets and liabilities in the years 2020, 2019 and 2018 derived from the followings causes:

Deferred tax assets and liabilities. Annual variations (Millions of Euros)
	2020		2019		2018
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	15.318	1.928	15.316	2.046	14.725	2.184
Pensions	(17)	-	51	-	10	-
Financials instruments	(94)	(106)	(15)	(122)	(52)	(291)
Loss allowances	47	-	261	-	370	-
Others	24	(13)	(247)	4	65	153
Guaranteed tax assets	(2)	-	-	-	(70)	-
Tax losses	51	-	(48)	-	268	-
Balance at the end	15.327	1.809	15.318	1.928	15.316	2.046

With respect to the changes in assets and liabilities due to deferred tax in 2020 contained in the above table, the following should be pointed out:

•Secured tax assets maintain a very similar balance to that of the previous year.

•The increase in tax assets due to tax loss arises as a result of the generation of tax losses and deductions in the year.

•The evolution of deferred tax assets (other than those guaranteed and those linked to tax losses) net of deferred tax liabilities is due to the agreement to sell the US business unit (its deferred tax assets and liabilities in 2020 are shown under "Non-current assets or liabilities and disposal groups classified as held for sale"), the effect of exchange rates, especially in the case of Mexico and Turkey, and the operation of corporate income tax, where the differences between accounting and taxation give rise to constant movements in deferred taxes.

On the deferred tax assets and liabilities contained in the table above, those included in section 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.

As of December 31, 2020, 2019 and 2018, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized deferred tax liabilities in the accompanying consolidated balance sheets, amounted to 106 million euros, 473 million euros and 443 million euros, respectively.

Of the deferred tax assets contained in the above table, the detail of the items and amounts guaranteed by the Spanish government, broken down by the items that originated those assets is as follows:

Secured tax assets (Millions of Euros)
	2020	2019	2018
Pensions	1.924	1.924	1.924
Loss allowances	7.437	7.439	7.439
Total	9.361	9.363	9.363

As of December 31, 2020, non-guaranteed net deferred tax assets of the above table amounted to €4,156 million (€4,027 and €3,907 million as of December 31, 2019 and 2018 respectively), which broken down by major geographies is as follows:

•Spain: Net deferred tax assets recognized in Spain totaled €2,590 million as of December 31, 2020 (€2,447 and €2,653 million as of December 31, 2019 and 2018, respectively). €1,480 million of the figure recorded in the year ended December 31, 2020 for net deferred tax assets related to tax credits and tax loss carry forwards and €1,110 million relate to temporary differences.

•Mexico: Net deferred tax assets recognized in Mexico amounted to €1,036 million as of December 31, 2020 (€1,083 and €826 million as of December 31, 2019 and 2018, respectively). Practically all of deferred tax assets as of December 31, 2020 relate to temporary differences.

•South America: Net deferred tax assets recognized in South America amounted to €126 million as of December 31, 2020 (€84 and €0.4 million as of December 31, 2019 and 2018, respectively). Practically all the deferred tax assets are related to temporary differences.

•The United States: Net deferred tax assets recognized in the United States amounted to €2 million as of December 31, 2020 (€122 and €164 as of December 31, 2019 and 2018, respectively). All the deferred tax assets relate to temporary differences. In this respect, it should be noted that the 2020 figure is affected by the sale agreement of the US business unit (the deferred tax assets and liabilities of the business subject to the sale agreement in 2020 are shown as "Non-current assets or liabilities and disposal groups that have been classified as held for sale").

•Turkey: Net deferred tax assets recognized in Turkey amounted to €395 million as of December 31, 2020 (€278 and €250 million as of December 31, 2019 and 2018, respectively). Practically all the deferred tax assets are related to temporary differences.

Based on the information available as of December 31, 2020, including historical levels of benefits and projected results available to the Group for the coming 15 years, the Group has carried out an analysis of its recovery of deferred tax assets and liabilities taking into account the impact of COVID-19 pandemic (see Note 1.5). It is considered that sufficient taxable income will be generated for the recovery of above mentioned unsecured deferred tax assets when they become deductible according to the tax laws.

On the other hand, the Group has not recognized certain negative tax bases and deductions for which, in general, there is no legal period for offsetting, amounting to approximately € 2,156 million, which are mainly originated by Catalunya Banc.